CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. RAILCAR PURCHASE AND SALE AGREEMENT This Railcar Purchase and Sale Agreement (the “Agreement”) is entered into as of June 28, 2018, by and between ACF Industries, LLC, a limited liability company organized under the laws of Delaware (the “Seller”) and ARI Leasing, LLC, a limited liability company organized under the laws of Delaware (the “Buyer”). Seller and Buyer are collectively referred to herein as “Parties”, in singular or plural usage, as required by context. WHEREAS, Seller has agreed to construct and assemble for and sell and deliver to Buyer certain railcars and railroad equipment subject to the terms and conditions provided herein; and WHEREAS, Buyer has agreed to purchase and accept delivery of such railcars and railroad equipment subject to the terms and conditions provided herein. NOW, THEREFORE, in consideration of the premises and mutual promises, terms and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows: 1. PURCHASE AND SALE OF THE RAILCARS 1.1 Quantities and Types of Railcars. Seller shall construct and assemble for and sell to Buyer, and Buyer shall purchase from Seller, the number and types of tank railcars enumerated on Exhibit A attached hereto (the “Railcars”). 1.2 Term. The term of this Agreement (the “Term”) shall commence on the date hereof and end on the date of the Delivery of the final Railcar manufactured hereunder, except as extended or sooner terminated pursuant to the terms hereof. 2. INVOICE PRICE; TAXES; SELLER’S COST 2.1 Invoice Price. The price to be paid by Buyer for each Railcar shall be calculated by dividing the total amount of Seller’s Cost (subject to Section 2.3) for such Railcar as set forth in Seller’s initial quote with respect to such Railcar by the difference between one (1) and the applicable margin for such Railcar set forth on Exhibit A, plus (i) any applicable Taxes (subject to Section 2.2), plus (ii) any applicable Regulatory Increases, [*****] (iii) [*****] (subject to Section 4.1) (the “Invoice Price”) 2.2 Taxes. Seller shall not impose on Buyer any responsibility for payment or reimbursement of any tax or taxes now or hereafter imposed by federal, state, municipal or other government authority, including political subdivisions of the foregoing (collectively, “Taxes”), upon the transaction(s) herein, unless Seller in its initial quote with respect to the Railcars expressly specifies the nature and amount of such Taxes to be added thereto and such additional amount is further agreed to by Buyer. Seller shall be responsible for remitting to the applicable taxing authority any Taxes assessed on the Railcars. 2.3 Seller’s Cost. “Seller’s Cost” is defined as, on a per Railcar basis, Seller’s standard cost for materials, parts, labor and overhead and shall be calculated as set forth in Exhibit D hereto (“Seller’s Cost”). For [*****] Railcars to be Delivered hereunder, “Seller’s Cost” shall also include Seller’s start-up expenses, which shall be calculated as set forth in Exhibit E hereto (“Start-Up Expenses”). For clarification, none of the following shall be included in the calculation of Seller’s Cost: pensions, retiree medical costs, costs related to environmental proceedings, costs related to labor proceedings, and costs related to any labor strike, stoppage or slowdown, or depreciation. 1

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 2.4 Access and Audit Rights. Buyer shall have the right to audit the calculation of Seller’s Cost, Start- Up Expenses, and Invoice Price, and in connection with such audits, Seller shall provide access to representatives of Buyer, at all reasonable times by appointment during regular business hours, to Seller’s Plant and, regardless of where located, to all written records and documents with respect to the calculation of Seller’s Cost, Start-Up Expenses, and Invoice Price. 3. CONSTRUCTION AND ASSEMBLY OF RAILCARS 3.1 Specifications; Modifications. The manufacture, quality and component parts of each Railcar shall conform, on the date of completion of construction and assembly thereof, to the specifications attached hereto as Exhibit B (hereinafter, the “Specifications”), and to all applicable industry standards for new equipment, including but not limited to all applicable statutes, rules, regulations, directives and requirements of the United States Department of Transportation and the Federal Railroad Administration, and to the applicable specifications and all final standards of the Association of American Railroads (“AAR”) (collectively, “Regulations”), in each case as may be in effect on the date of construction of the Railcar. Any changes in the Specifications desired by Buyer must be requested in writing, and Seller shall use commercially reasonable efforts to comply with such requests. The Parties agree that any such changes to the Specifications shall be implemented by Seller only upon the written agreement of Seller and Buyer, which written agreement may include email correspondence, and which specifies the precise changes and the amount of any reasonable adjustment in Seller’s Cost. Notwithstanding anything to the contrary, if any changes to the Specifications are dictated by changes to Regulations or other similar industry-imposed requirements enacted after such date that Seller provides Buyer with Seller’s initial quote with respect to the Railcars, then Buyer hereby agrees (i) that Seller may make any such changes, and (ii) to pay, or cause to be paid, such additional costs and expenses of Seller incurred by Seller in making and implementing any such changes (such payment obligation, the “Regulatory Increase”). 3.2 Designs, Engineering, and Purchasing Support. The terms and conditions of the Purchasing and Engineering Services Agreement and License dated January 7, 2013 between ACF Industries LLC and American Railcar Industries, Inc., as amended, shall be inapplicable to the Railcars produced pursuant to this agreement. Buyer shall provide Seller with designs, engineering, and purchasing support necessary to manufacture the Railcars (collectively, the “Design and Engineering Services”, including, but not limited to, (1) sourcing all of the materials and components (other than shop-level materials such as welding wire) (the “Materials”) and (2) calculating material escalation costs and surcharges to be passed along to Buyer. Notwithstanding the foregoing, in the event that any Materials are scarce, limited, or in short supply, Buyer shall under no circumstances be required to give Seller any priority of Buyer’s good faith requirements with respect to such Materials in connection with the manufacture of railcars by Buyer; provided, however, that Buyer shall give Seller priority to such Materials over any third party. 3.3 Purchasing Support for Materials Supplied by Third Parties. Certain materials to be used by Seller in the production of Railcars shall be ordered from third parties by Buyer on behalf of Seller. The purchase orders for such materials shall reflect that (i) Seller is the purchaser and shall be responsible for the payment of the third-party supplier’s invoice (including freight and related charges), (ii) such materials shall be shipped to, and maintained in inventory at the Seller’s Plant, and (iii) title and risk of loss shall pass to Seller at the time of delivery FOB third party’s facility. Seller shall insure such Materials against all risk of loss or damage due to fire, with extended coverage over such other risks as are customarily insured against. Any and all discounts, rebates, and price reductions applicable to such materials that results from Buyer’s arrangements with the suppliers shall accrue solely to Buyer. Buyer shall not be liable for the shortage or unavailability of such materials or for any accumulated excess amounts of such materials in Seller’s inventory. Moreover, Buyer shall under no circumstances be required to favor Seller’s requirements for 2

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. Materials over Buyer’s good faith requirements for Materials in connection with the manufacture of railcars by Buyer; provided, however, that Buyer shall favor Seller’s requirements for Materials over the requirements of any third party. 3.4 Materials Supplied by Buyer. The Materials that are supplied directly to Seller by Buyer will be purchased by Seller from Buyer at [*****]. Seller agrees to pay for Materials supplied by Buyer [*****] upon receipt of an invoice relating to such Materials. Seller shall use good faith efforts (taking into consideration and failure by Buyer to supply Materials in the event Materials are scarce, limited or in short supply) to maintain and inventory of such Materials that is sufficient to manufacture Buyer’s requirements for Railcars; provided, however, that Buyer shall under no circumstances be required to favor Seller’s requirements of Buyer’s good faith requirements in connection with the manufacture of railcars, but Buyer shall favor Seller’s requirements for Materials over the requirements of any third party. Title and risk of loss of such Materials shall pass to Seller FOB Buyer’s facility. Seller shall pay all freight costs and related charges, and insure such Materials against all risks of loss or damage due to fire, with extended coverage over such other risks as are customarily insured against. 3.5 License of Intellectual Property (a) Buyer hereby grants for the Term hereof a personal, non-exclusive, non-assignable license to Seller of certain of Buyer’s intellectual property, including, but not limited to, the designs, specifications, concepts, processes, trade secrets, and manufacturing know- how for the Railcars and components thereof, including any improvements thereto developed during the term hereof by any person or entity (the “Licensed Intellectual Property”), solely as necessary for Seller to manufacture at the Plant and sell the Railcars hereunder during the Term hereof (the “License”). (b) Seller covenants and agrees that it will, at any time upon request, execute and deliver any and all documents requested by Buyer to evidence Buyer’s title and ownership in and to such Licensed Intellectual Property, including any improvements thereto used or developed by Seller and/or any of its employees, officers, or agents, and take any and all other steps, that may be necessary or desirable to perfect the title to such intellectual property in Buyer, is successors and assigns. 3.6 Construction Location. Except as otherwise agreed to in writing by the parties, all Railcars shall be constructed and assembled at Seller’s Milton, Pennsylvania facility (“Seller’s Plant”). 4. DELIVERY 4.1 Delivery Requirements. Pursuant to the terms and conditions hereof, Seller shall Deliver the Railcars to Buyer in accordance with the delivery schedule set forth in Exhibit A, subject to any Excused Delay as provided in Section 4.4. The Parties agree that time is of the essence of this Agreement. For the purposes of this Section 4.1, any Railcar that is not delivered within thirty (30) days after the applicable Delivery date set forth in Exhibit A for such Railcar (the “Committed Delivery Date”), excluding delays resulting from (i) Excused Delays, (ii) Buyer’s rejection of a Railcar pursuant to Section 5.3, or (iii) the failure of Seller to obtain AAR Certification after using its best efforts as required in 9.1(f), shall be considered “Delayed Railcars”.[*****] 4.2 Notice of Completion of Manufacture. Seller shall notify Buyer no later than ten (10) days prior to the completion of the manufacture and assembly of any Railcar so that Buyer may inspect such Railcar in accordance with Section 5.1 hereof. 3

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 4.3 Exclusivity. Except with Buyer’s written consent, Seller shall not, during the Term, be engaged in the manufacturing or assembly of any railcars other than the Railcars to be purchased by Buyer hereunder or any other activity that may affect timely delivery of the Railcars hereunder. 4.4 Excused Delays. The Seller shall not be liable to Buyer for any damages for any delay in the Delivery of or for the failure to Deliver any Railcar if, and to the extent, such delay or failure is due to acts of God, acts of civil, governmental or military authorities, embargoes, fire or other casualty, strikes or other labor disturbances, floods, riots, war, delay in delivery of materials ordered by or from Buyer pursuant to Section 3.3 or 3.4, lack or shortage of transportation facilities or delays in transportation or any other cause beyond the reasonable control of Seller. The time of Delivery as specified in Seller’s Delivery schedule shall be extended by the period of delay resulting from any of the foregoing causes or conditions (each an “Excused Delay”) on a day by day basis. If any consecutive period of Excused Delay(s) continues for one hundred and eighty (180) days or more, either Party shall have the right to terminate this Agreement upon thirty (30) days advance written notice to the other. Buyer’s notice shall not be effective for any Railcar that has commenced production. In such event, neither Party shall have any further obligation to the other hereunder, except for obligations that have accrued prior to the date of such termination, and, in the case of Buyer’s notice of termination, obligations as to Railcars which have commenced production. If the Delivery of any Railcar is delayed by more than twelve (12) weeks due to an Excused Delay, Buyer shall have the option of refusing to purchase any such Railcar. Buyer may exercise such option by written notice to Seller any time after the expiration of such twelve-week period until the first day on which manufacture of such Railcar commences thereafter. Buyer’s obligation to purchase Railcars from Seller hereunder shall be reduced by the number of Railcars for which Buyer exercises such option. Unless the Agreement is terminated as provided above, upon the termination of any period of Excused Delay, Seller will make a reasonable good faith effort to commence manufacturing Railcars such that Delivery of any Railcar remaining to be manufactured and Delivered pursuant hereto is Delivered as soon as reasonably possible. 5. INSPECTION AND ACCEPTANCE 5.1 Inspection. Upon reasonable advance notice to Seller, Buyer shall, at its sole cost and expense, have the right to inspect, including by parties designated by Buyer, Seller’s manufacturing facilities and any Railcars multiple times during regular business hours before, during and after the completion of construction thereof until the final Railcar to be manufactured hereunder is accepted by Buyer. Seller shall grant to Buyer’s inspectors reasonable access to its plants, facilities, statistical process control and other data related to the construction and assembly of the Railcars, including its quality assurance and responsiveness data, to enable the inspectors to adequately perform such inspection. Without limiting the foregoing, upon the completion of each Railcar, Buyer shall also have an opportunity for a post-completion inspection thereof at Seller’s facility. Buyer agrees to cooperate with Seller in the inspection of the Railcars in order to avoid, to the extent practicable, delays and disruptions at Seller’s facility. In no event shall the inspection occur more than three (3) business days beyond the completion of the Railcar, unless the parties agree otherwise. If Buyer fails to complete its post-completion inspection within three (3) business days following completion of the Railcar, such Railcar shall be deemed accepted by Buyer without the requirement of a Certificate of Acceptance referenced in Section 5.2 5.2 Accepted Railcar. If Buyer’s post-completion inspection of the Railcar determines that the assembly and construction of the Railcar has been completed in accordance with the Specifications and Regulations or Buyer fails to conduct its post-completion inspection within the time period set forth in Section 5.1 above, Buyer shall promptly execute and deliver a Certificate of Acceptance to Seller, in a form reasonably acceptable to both parties. If Buyer fails to conduct its post-completion inspection with the time period set forth in Section 5.1 above, and fails to 4

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. deliver a Certificate of Acceptance to Seller, in a form reasonably acceptable to both parties, such Railcar shall be deemed accepted by Buyer as set forth in Section 5.1 above. 5.3 Rejected Railcar. If a Railcar is not manufactured and assembled by Seller in accordance with the Specifications and Regulations, Buyer may reject such non-conforming Railcar and, in such event, Buyer shall notify Seller in writing no later than the business day immediately following the day upon which the post-completion inspection is completed, specifying in reasonable detail the reasons for the rejection. Within a reasonable time thereafter, Seller shall correct all defects identified by Buyer and thereafter, shall make the Railcar available to Buyer for re-inspection. Buyer shall inspect the corrected Railcar as soon as reasonably practical but in no event more than five (5) business days after the Railcar has been tendered for re-inspection. If the corrected Railcar is reasonably acceptable to the Buyer, Buyer shall promptly advise Seller accordingly and execute and deliver a Certificate of Acceptance. If the corrected Railcar is not reasonably acceptable to Buyer, Buyer shall so advise Seller in writing specifying in reasonable detail the reasons for the rejection, and Seller shall again attempt to correct all noted defects. 5.4 Certificate of Acceptance. The issuance of a Certificate of Acceptance by Buyer shall not relieve Seller of any of its contractual obligations hereunder, nor shall it constitute a waiver by Buyer of any defect or deficiency in the materials, workmanship, construction or other deviation from the terms and conditions of this Agreement. 5.5 Shipment and Delivery. “Delivery” (including the terms “Deliver” and “Delivered”) of the Railcars shall be defined as providing disposition to the railroad for the first forwarding of a Railcar, FOB Seller’s Plant. Seller will Deliver the Railcars in accordance with Section 4.1 towards Buyer or Buyer’s customer at the place designated by Buyer, and any resulting freight charges shall be for Buyer’s account. Buyer shall provide disposition for Delivery of each Railcar within two (2) business days after Buyer has accepted such Railcar. Exclusive ownership, rights of possession and control, and risk of loss and title to each Railcar manufactured by Seller will pass to Buyer at the time of Delivery of such Railcar. 6. PAYMENT OF PURCHASE PRICE AND CLOSING OF SALE 6.1 Acceptance Date, Conditions Precedent. Buyer shall pay, or cause to be paid, the applicable Invoice Price as set forth in Section 2 hereof to Seller for each Railcar constructed, assembled, accepted by Buyer and Delivered by Seller, within five (5) business days after all of the conditions precedent listed below have been met for such Railcar: (a) Buyer has received a Shipping Report with the lightweight of the Railcar and the Railcar number assigned to such Railcar and affixed thereon. (b) Buyer has received a Certificate of Acceptance from Buyer’s inspector with respect to the inspection of such Railcar confirming that workmanship and processes used in the construction and assembly of the Railcar have been used and performed in accordance with the Specifications and Regulations and that such Railcar has been constructed, assembled and Delivered in accordance with the terms hereof. (c) Buyer has received an invoice from Seller in the amount of the Invoice Price for the Railcar as set forth herein and which references a Railcar number for such Railcar that corresponds to the Railcar number for such Railcar on the Shipping Report. 6.2 Wire Transfer Instructions. Buyer shall pay, or cause to be paid, the Invoice Price for each Railcar via wire transfer to Seller pursuant to such wire transfer instructions as Seller shall provide to Buyer. 5

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 6.3 Bill of Sale. Seller will provide Buyer a Bill of Sale in the form attached hereto as Exhibit C and hereby made a part hereof promptly after receipt of payment. 7. SELLER’S WARRANTIES 7.1 Manufacturing Warranty. (a) Subject to Section 7.2, Seller warrants, for a period of five (5) years after Delivery (the “Warranty Period”) that all Railcars shall be manufactured in accordance with the Specifications and Regulations and that each Railcar and the installation of parts incorporated into such Railcar will be free from defects in materials and workmanship. Seller’s sole obligation under the warranties set forth herein shall be limited to, in Seller’s sole discretion, the prompt repair or replacement at a shop of Seller’s choosing of any Railcar or parts incorporated therein that is not in conformity with this warranty during the Warranty Period. Transportation and storage charges to deliver the Railcar or parts incorporated therein to a shop for repair shall be the responsibility of Buyer [*****]. In no event shall Seller be liable to Buyer for any warranty claims for any sum in excess of the cost of repairs or replacements as specified herein. Buyer will not repair, replace or discard the affected Railcar or parts incorporated therein until Seller has first been given a reasonable opportunity to inspect and repair or replace such Railcar or parts incorporated therein, if necessary. Any warranty claim must be brought by Buyer within five (5) years from the date a senior executive of Buyer knows or reasonably should have known of such cause of action. 7.2 This warranty shall extend only to Buyer, and shall not extend to any successor or transferee of Buyer without Seller’s express written consent, which consent will not be unreasonably delayed or withheld. Exclusivity of Warranty and Disclaimers. (a) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THE WARRANTIES SET FORTH IN SECTION 7.1(a) ARE EXCLUSIVE AND EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES WITH RESPECT TO THE RAILCARS OR PARTS INCORPORATED THEREIN, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE. SELLER’S LIABILITY AND BUYER’S EXCLUSIVE REMEDY FOR BREACH OF SELLER’S WARRANTY WILL BE LIMITED TO REPAIR OR REPLACEMENT. NEITHER BUYER (NOR ITS OFFICERS, DIRECTORS OR AFFILIATES) NOR SELLER (NOR ITS OFFICERS, DIRECTORS OR AFFILIATES) SHALL HAVE LIABILITY TO THE OTHER UNDER THIS AGREEMENT FOR ANY PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES, SUCH AS EXCESS COSTS INCURRED, COMMODITY LOSS OR LOST PROFITS OR REVENUE. (b) The warranties set forth in Section 7.1(a) shall not apply to any Railcar or parts incorporated therein which has been involved in an accident, misused, negligently handled, altered or modified by Buyer or any other third party, repaired by a party besides Seller, or improperly maintained or improperly manufactured by any party besides Seller. The warranties set forth in Section 7.1(a) are also conditioned upon compliance with loading, use, and handling procedures that qualify as good commercial practices of the trade and that are consistent with the Specifications and Regulations. Seller shall not be responsible for any failure caused by normal wear and tear. (c) PARTS NOT MANUFACTURED BY SELLER ARE COVERED ONLY BY THE WARRANTY, IF ANY, OF THE MANUFACTURER THEREOF AND SELLER SHALL HAVE NO OTHER OBLIGATION WITH RESPECT TO SUCH PARTS NOT 6

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. MANUFACTURED BY SELLER. Notwithstanding the foregoing, to the extent available, Seller agrees to transfer and assign to Buyer, without warranty of Seller with respect thereof, any manufacturer’s warranties covering parts furnished by third parties for the Railcars and Seller further agrees to reasonably assist Buyer in enforcing any manufacturer’s warranties, short of instituting legal action on Buyer’s behalf and/or incurring other legal fees. Seller’s cooperation shall, however include making a good faith effort to pursue Buyer’s claim on its behalf directly with such third-party manufacturer or supplier; provided, that, any costs associated with such effort shall be paid by Buyer, subject to Buyer’s advance approval thereof. 8. INDEPENDENT CONTRACTORS. 8.1 Disclaimer of Intent to Become Partners. Buyer and Seller shall not by virtue of this Agreement be deemed partners or members of a joint venture. It is expressly understood that each of the parties is acting as an independent contractor. 8.2 No Agency. Nothing contained herein shall create an agency whereby either Party may bind the other Party. Without limiting the generality of the foregoing, neither Party shall, by virtue of this Agreement, have the right to (a) enter into contracts or commitments on behalf of or in the name of the other Party; (b) sign the other Party’s name to any commercial paper, contract or other instrument; (c) contract any debt or enter into any agreement, either express or implied, binding the other Party to the payment of money; (d) receive or make payment for or on behalf of the other Party; or (e) make promises or representations on behalf of the other Party. 9. REPRESENTATIONS AND WARRANTIES 9.1 Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Buyer, each of which shall be true as of the date hereof and throughout the Term of this Agreement: (a) Authorization to Conduct Business. Seller is duly authorized to transact business in the manner contemplated by this Agreement; (b) Adherence to Laws. Seller shall materially adhere to all applicable Regulations relating to Seller’s performance of its obligations under this Agreement; (c) Authority. Seller has full power and authority to enter into and perform (i) this Agreement and (ii) all documents and instruments to be executed by Seller pursuant to this Agreement. This Agreement has been duly executed and delivered by Seller and is enforceable in accordance with its terms; (d) Permit. Seller has obtained, or prior to the time it commences production of the Railcars, will have obtained, any permits required in connection with the production and sale of Railcars, and will furnish copies or other evidence satisfactory to Buyer of all such approvals upon the request of Buyer. (e) Litigation. There is no pending litigation or outstanding court orders of any governmental authority that would materially impact or affect this Agreement or Seller’s execution or performance hereof. There are no outstanding court orders of any governmental authority against or involving Seller, or proceedings pending or threatened against or involving Seller, which are reasonably likely to materially adversely affect Seller’s rights to manufacture and sell Railcars. 7

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. (f) AAR. As of such date that Seller commences production of the Railcars to be purchased by Buyer hereunder, Seller shall use commercially reasonable efforts to obtain all appropriate certifications required by the AAR for the manufacturing and sale of Railcars hereunder (“AAR Certification”), and, as of such date that the first Railcar is Delivered to Buyer hereunder, Seller shall have obtained, and shall maintain through the end of the Term, such AAR Certification as well as good standing with the AAR and shall provide evidence thereof to Buyer upon request. (g) Insurance. Seller will maintain, at its expense, insurance coverages of the types, and in the amounts, that are reasonably prudent for the operation of its business, the sale of the Railcars and performance under this Agreement, including by way of example, but not of limitation, comprehensive commercial general liability (including products liability), employer’s liability and worker’s compensation. All insurance requirements of Seller under this Agreement may be satisfied in whole or in part through self-insurance or self- retention by Seller, to the extent permissible under the applicable law. (h) Limitations. Except for the specific representations and warranties expressly made by Seller in this Agreement, Seller makes no other warranty or representation, express or implied, at law or in equity, in respect of the Railcars and the parts incorporated therein. 9.2 Representations and Warranties of Buyer. Buyer hereby makes the following representations and warranties to Seller, each of which shall be true as of the date hereof and throughout the Term of this Agreement: (a) Authorization to Conduct Business. Buyer is duly authorized to transact business in the manner contemplated by this Agreement; (b) Adherence to Laws. Buyer will materially adhere to all applicable Regulations relating to Buyer’s performance of its obligations under this Agreement; (c) Authority. Buyer has full power and authority to enter into and perform (i) this Agreement and (ii) all documents and instruments to be executed by Buyer pursuant to this Agreement. This Agreement has been duly executed and delivered by Buyer and is enforceable in accordance with its terms; (d) Permit. No Permit is required for the execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated by this Agreement. (e) Litigation. There is no pending litigation or outstanding court orders of any governmental authority that would materially impact or affect this Agreement or Buyer’s execution or performance thereof. (f) Insurance. Buyer will maintain, at its expense, insurance coverages of the types, and in the amounts, that are reasonably prudent for the operation of its business, and performance under this Agreement, including by way of example, but not of limitation, comprehensive commercial general liability (including products liability). All insurance requirements of Buyer under this Agreement may be satisfied in whole or in part through self-insurance or self-retention by Buyer, to the extent permissible under the applicable law. (g) Limitations. Except for the specific representations and warranties expressly made by Buyer in this Section 9.2, Buyer makes no other warranty or representation, express or implied, at law or in equity. 8

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 10. DEFAULT AND TERMINATION 10.1 Default. The occurrence of any one or more of the following events shall constitute an event of default (“Event of Default”) hereunder by either Party: (a) The failure of either Party to pay, or cause to be paid, any amount due pursuant to the terms of this Agreement, provided that such failure to pay, or cause a payment to be made, has not been cured by the non-paying Party within five (5) business days of receipt of written notice of such failure from the other Party; (b) As to Seller, Seller’s failure to comply with Section 9.1(f) hereof; (c) The failure of either Party to perform a non-monetary material obligation hereunder, provided that such failure to perform has not been cured by such non-performing Party within thirty (30) days after receipt of written notice from the other Party specifying such failure; (d) The (i) filing by either Party hereto of a voluntary petition in bankruptcy, (ii) the adjudication of either Party hereto as a bankrupt or insolvent, (iii) the filing by either Party hereto of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself under the federal bankruptcy laws, or (iv) the consent or acquiescence of either Party hereto to the appointment of a trustee, receiver, conservator or liquidator of such Party for all, or any substantial portion of its property or assets, provided that, any such filing, adjudication, consent or acquiescence is not withdrawn, vacation, removed, discharged or stayed within thirty (30) days thereof; (e) The admission in writing by either Party hereto of its inability to pay its debts as they become due; (f) The notification in writing to a governmental agency by either Party hereto of its pending insolvency, or suspension or pending suspension of its operations; or (g) The making by either Party hereto of any assignment for the benefit of its creditors or the taking of similar actions for the protection or benefit of its creditors. 10.2 Termination. Upon the occurrence of an Event of Default on behalf of the other Party hereto, such non-defaulting Party in addition to all other remedies available to it hereunder, at law or in equity, may terminate this Agreement upon thirty (30) days’ written notice to the other Party provided such default has not been cured during such period. In the event of termination, (i) Seller shall complete Delivery of any Railcars accepted by Buyer pursuant to the terms hereof regardless of the effective date of the termination and (ii) Buyer shall pay, or cause to be paid, the applicable Invoice Price for such Railcar. Upon the failure of Seller to obtain AAR Certification after using its commercially reasonable efforts as required in 9.1(f), Seller may terminate this agreement upon 10 days written notice to the other party without further liability. 11. SELLER’S SECURITY INTEREST AND REMEDIES: It is mutually agreed that the time of payment of charges is of the essence of this Agreement. Buyer hereby transfers, assigns, and grants to Seller a security interest and general lien in and to all Equipment and all proceeds (including insurance proceeds), products, replacements, exchanges and substitutions, modifications, additions, attachments, accessories, and accessions thereto to secure payment in full of all amounts due Seller pursuant to the Agreement. Buyer authorizes Seller at any time and from time to time 9

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. to file and record any document necessary to perfect Seller’s security interest and general lien in and to the Equipment without the signature of Buyer, and Buyer shall execute and deliver such other instruments and documents as may be required by Seller to perfect, confirm, and further evidence the security interest and general lien in the Equipment. If Buyer shall default in the payment of charges for Equipment at the time when same become due and payable or shall default in the performance or observance of any of the other agreements herein contained and by Buyer to be performed or observed, or if Buyer shall file a voluntary petition in bankruptcy under Title 11 of the United States Code, or an order for relief shall be issued against Buyer in any involuntary petition in bankruptcy under Title 11 of the United States Code, or Buyer shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself under any present or future federal, state, or other law or regulation relating to bankruptcy, insolvency, or other relief of debtors, or Buyer shall seek or consent to or acquiesce in the appointment of any custodian, trustee, receiver, conservator, or liquidator of Buyer or of all or any substantial part of its property, or Buyer shall make an assignment for the benefit of creditors, or Buyer shall fail generally to pay its debts as such debts become due, or Buyer shall give notice to any governmental authority or body of insolvency or pending insolvency or suspension of operations, then and in any of said events, Seller at its election, may immediately terminate the Agreement in addition to any other remedy. In addition to any other remedy provided by law or the Agreement, Seller reserves the right to repossess or foreclose on the Equipment or any Unit delivered by Seller until paid for by Buyer as provided in the Agreement or as otherwise agreed in writing. Upon payment for the Equipment, Seller shall promptly terminate any security interest, general lien, or recordation made against said Equipment. 12. RECORDS Records to be Provided to the Buyer. Within ninety (90) days after the transfer of any Railcar to Buyer, Seller will furnish Buyer with copies in electronic form of the documents related to the manufacture and assembly of the Railcar, including without limitation, major assembly drawings. In addition, Seller will file an application with the AAR for a Certificate of Construction for each Railcar within thirty (30) days of the transfer of such Railcar to Buyer and shall provide Buyer with such Certificate in electronic form within thirty (30) days of Seller’s receipt thereof. If the AAR has failed to issue a Certificate of Construction for any Railcar within ninety (90) days of the date Seller’s application therefor was filed with the AAR, Seller will provide written notification thereof to Buyer. If such delay is attributable in whole or in part to a Seller error or omission, Seller shall remedy such error or omission as soon as practical. 13. CONFIDENTIALITY 13.1 Confidential Information. “Confidential Information” means any and all: (a) trade secrets concerning the business and affairs of a Party, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current, and planned research and development, current and planned manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans (and related formulae, compositions, processes, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods, and information) and any other information, however documented, that is a trade secret within the meaning of The Missouri Uniform Trade Secrets Act (§§417.450 to 417.467 of the Missouri Revised Statutes, as amended); and (b) information concerning the business and affairs of a Party (which includes historical financial statements, financial results and position, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training, techniques, and materials) however documented; and (c) notes, analysis, compilations, studies, summaries, and other material prepared by or for a Party containing or based, in whole or in part, on any information included in the foregoing. 10

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 13.2 Each of the parties acknowledges that: (a) during the Term and as a part of each Party’s performance as contemplated hereunder, the parties will be afforded access to Confidential Information; (c) unauthorized disclosure of such Confidential Information could have an adverse effect on the Parties and their respective businesses; and (d) the provisions of this Section 12 are reasonable and necessary to prevent the improper use or disclosure of Confidential Information. 13.3 Each Party is permitted to disclose any Confidential Information as required by law; provided, however, that in any event that a Party or any of its representatives becomes legally compelled to disclose any such information, such Party shall provide the other Party with prompt written notice before such disclosure, to the extent legally permissible and feasible, sufficient to enable the Party whose information is so required to be disclosed to either seek a protective order or confidential treatment, at its expense, or other appropriate remedy preventing or prohibiting such disclosure or to waive compliance with the provisions of this Section 12, or both; provided, further, however, that no such notice will be required to be given by Buyer to Seller with respect to any Confidential Information that is required to be disclosed pursuant to binding rules and regulations of the United States Securities and Exchange Commission. 13.4 During and following the Term, each Party receiving Confidential Information hereunder (in such capacity, the “Receiving Party”) will hold in confidence the Confidential Information of the other Party hereto (in such capacity, the “Disclosing Party”) and will not disclose Confidential Information to any person except with the specific prior written consent of the Disclosing Party or except as required by law or as otherwise expressly permitted by the terms of this Agreement. The Receiving Party will not use the Confidential Information of the Disclosing Party, except during the Term in the course of performing the Receiving Party’s duties under or as contemplated pursuant to, this Agreement. This confidentiality obligation shall apply to all Confidential Information whether in its original form or a derivative form, and to all Confidential Information whether received or observed by the Receiving Party prior to, on or after the commencement of the Term. The Parties agree that no warranties are made expressly or implicitly regarding accuracy or completeness of Confidential Information provided under this Agreement. 13.5 None of the foregoing obligations and restrictions shall apply to any part of the Confidential Information that the Receiving Party demonstrates was or became generally available to the public other than as a result of a disclosure by the Receiving Party. 13.6 During the Term, the Receiving Party will safeguard each tangible embodiment of the Confidential Information (whether in the form of a document, record, notebook, plan, model, component, device, or computer software or code, whether embodied in a disk or in any other form (collectively, the “Proprietary Items”)). The Parties recognize that, as between themselves, all of the Proprietary Items, whether or not developed by the Receiving Party, are the exclusive property of the Disclosing Party. Upon termination of this Agreement by either Party, or upon the request of the Disclosing Party during the Term, the Receiving Party will return to the Disclosing Party or destroy all of the Proprietary Items in the Receiving Party’s possession or subject to the Receiving Party’s control, and the Receiving Party shall not retain any copies, abstracts, sketches, or other physical embodiment of any of the Proprietary Items. 13.7 Any trade secrets of the Parties hereto will be entitled to all of the protections and benefits under The Missouri Uniform Trade Secrets Act (§§417.450 to 417.467 of the Missouri Revised Statutes, as amended) and any other applicable law. If any information that a Party deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret for purposes of this Agreement, such information will, nevertheless, be considered Confidential Information for purposes of this Agreement. Each Party hereby waives any requirement that the other Party submit proof of the economic value of any trade secret or post a bond or other security. 11

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 13.8 No license or right is granted hereby to either Party, by implication or otherwise, with respect to or under any patent application, patent, claims of patent or proprietary rights of the other Party. Without limiting the generality of the foregoing and except as expressly set forth in this Agreement, neither Party shall have the right to use the other Party’s name, intellectual property or Confidential Information without such other Party’s prior written consent. 14. INDEMNIFICATION. Buyer will indemnify, defend and hold harmless Seller and Seller’s Affiliates against all Damages arising from (a) any breach of any representation, warranty or covenant of Buyer under this Agreement or any Purchase Order; or (b) any injury to persons or property from the Railcars that results from (i) defects in designs or specifications provided by Buyer, (ii) the Design and Engineering Services, or (iii) the License. 15. MATERIAL, EQUIPMENT, FACILITIES AND SPECIAL TOOLING Except as otherwise agreed in writing, all equipment, facilities and special tooling (which term includes but is not limited to jigs, dies, fixtures, molds, patterns, special test equipment, manufacturing aids and replacements thereof) used in the manufacture of the Railcars covered hereby shall be and remain the property of Seller. 16. MISCELLANEOUS 16.1 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Missouri without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Missouri. 16.2 Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against either of the parties in the courts of the State of Missouri, County of St. Louis, or, if it has or can acquire jurisdiction, in the United States District Court for the Eastern District of Missouri and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. 16.3 Waiver of Jury Trial. EACH PARTY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING TO RESOLVE ANY DISPUTE OR CLAIM BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY QUESTION REGARDING ITS EXISTENCE, VALIDITY, INTERPRETATION, BREACH, OR TERMINATION, AND INCLUDING ANY NON-CONTRACTUAL CLAIM. The Parties further agree that in the event of any claim or proceeding arising out of or relating to this Agreement, this clause will serve as conclusive evidence of their intent to waive their right to trial by jury. 16.4 Further Assurances. The Parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement. 16.5 Waiver. The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a 12

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (ii) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement. 16.6 Entire Agreement and Modification. This Agreement and the exhibits and schedules attached hereto are the entire Agreement between the Parties with respect to the subject matter of this Agreement and may not be amended except by a written agreement executed by each of the Parties hereto. 16.7 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors, administrators and assigns. Either Party hereto may assign this Agreement by merger or other fundamental change or in connection with reorganization without the consent of the other Party hereto to any individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, or other legal entity or organization owned or controlled by, or under common control with, the assigning Party or to a purchaser of all or substantially all of the assets of such assigning Party. For the purposes of clarification, the assignment contemplated by this Section 14.7 is an assignment of Buyer’s rights and warranties in this Agreement, in contrast to the assignments provided for in Section 7.1(c), which are assignments of Buyer’s rights and warranties for individual Railcars. 16.8 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. 16.9 Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. 16.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. 16.11 Survival. Regardless of the expiration or termination for any reason of this Agreement, the rights and obligations set forth in this Agreement that require or contemplate performance by a Party after such expiration or termination shall remain in full force and effect to the extent required for their full observance and performance. 13

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. 16.12 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two (2) business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below: If to Seller: ACF Industries, LLC 101 Clark Street, St. Charles, MO 63301 Attention: E-mail: mcrinnion@acfindustries.com Attention: Mark Crinnion, General Counsel If to Buyer: American Railcar Industries, Inc. 100 Clark Street St. Charles, Missouri 63301 E-mail: YFundler@americanrailcar.com Attention: Yevgeny Fundler, General Counsel Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth. [Remainder of page intentionally left blank] 14

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the day, month and year first above written. ACF INDUSTRIES, LLC By: Name: Michael G. Farmakis Title: President and CEO ARI LEASING, LLC By: Name: Luke M. Williams Title: Sr. Vice President and CFO 15

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. Exhibit A Delivery Schedule [*****] 16

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. Exhibit B [*****] 17

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. Exhibit C WARRANTY BILL OF SALE American Railcar Industries, Incorporated (“ARI”), a North Dakota corporation (the “Seller”), in consideration of the sum of [*****] and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, from <Company name>, a <State> corporation (“Company”), hereby grants, sells, assigns, conveys, transfers, delivers and sets over unto Buyer, all of Seller’s right, title and interest in and to the equipment identified in Schedule 1 attached hereto and made a part hereof, together with all parts, appurtenances or other property attached or installed on such items of equipment (collectively with and including such parts, appurtenances and other property, the “Equipment”), per Lot # XX-XXXXX (ARI Est. #18-ARI-XXX-A1 dated <Month, day, year). To have and to hold to Buyer and its successors and assigns forever. Seller hereby warrants to Buyer and its successors and assigns on the date hereof that Seller is the lawful owner of good and marketable legal and beneficial title to the Equipment, that Seller has the right to sell the same, that good and marketable title to the Equipment is conveyed to Buyer free and clear of all claims, liens, security interests, encumbrances and rights of others of any nature whatsoever arising prior to the delivery of the Equipment hereunder, except any claims, liens, security interests and other encumbrances arising from, through or under Buyer, and Seller covenants that it shall warrant and defend such title to the Equipment against all such claims and demands whatsoever. IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be duly executed by its officer thereunto duly authorized as of this _____ day of <Month>, 20XX. AMERICAN RAILCAR INDUSTRIES, INC. By: __________________________ Name: Luke M. Williams Title: Sr. Vice President, CFO, and Treasurer STATE OF ______________ ) ) SS: COUNTY OF ___________ ) On this _____ day of <Month>, 20XX, before me personally appeared Luke M. Williams to me personally known, who, being by me duly sworn, says that he is an Executive of American Railcar Industries, Inc., and that the foregoing Warranty Bill of Sale was signed on behalf of said corporation by authority of its Board of Directors. Further, he acknowledged that the execution of the foregoing Warranty Bill of Sale was the free act and deed of said corporation. ______________________________ Notary Public 18

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. [Notarial Seal] My commission expires: ____________________ 19

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. Exhibit D Estimated Sellers Cost Calculation [*****] 20

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission. Exhibit E Startup Expense Calculation [*****] 21